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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 AND 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 3, 1997
                  BRUSH CREEK MINING AND DEVELOPMENT CO., INC.
             (Exact name of registrant as specified in its charter)

     Nevada                      0-12761                      88-0180496
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State or other                 (Commission                  (IRS Employer
jurisdiction of                file number                  Identification No.)
incorporation

           970 East Main Street, Suite 200, Grass Valley, CA     95945
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           (Address of principal executive officer)         (Zip Code)

Registrant's telephone number, including area code  916-477-5961
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ITEM 5.  OTHER EVENTS

Reference is hereby made to the Company's Current Report on Form 8-K dated January 28, 1997 and its Current Report on Form 8-K dated March 24, 1997 for information on the Forbearance Agreement as amended, entered into with the Royal Bank of Scotland and others (the "Plaintiffs").

Pursuant thereto, the Company was required to pay Plaintiffs the sum of $629,100 on May 15, 1997. Such amount was not paid by the Company on such date. However, as of June 3, 1997, the Company entered into an Amendment No. 2 to the Forbearance Agreement ("Amendment No. 2") which, among other things, provided that the Plaintiffs shall continue to forbear from exercising its rights and remedies under a Settlement Agreement entered into with the Company and related Forbearance Agreement, provided the Company performs the following: a) Pay $896,000 in eight installments of $112,000 each on May 31, July 31, September 30, and November 30, 1997 and January 31, March 31, May 31, and July 31, 1998 (the "Periodic Payments") b) Pay $250,000 on or before September 30, 1998 c) makes payments of $25,000 within five business days after any closing(s) since March 20, 1997, of any single or series of sale-leaseback transaction(s) which the Company shall have received in the aggregate of at least $65,000 in proceeds and d) makes a final payment on or before September 30, 1998 of the Judgment Amount (as defined in the Forbearance Agreement) less the aggregate amount of the
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Periodic Payments previously paid, provided, however, that if the Company has timely performed its obligations under its settlement documents with the Plaintiffs and either (i) Plaintiffs have received all of the Periodic Payments, or (ii) the Company makes one final payment in an amount set forth in Amendment No. 2 which amount ranges from $950,000 if such final payments is paid on or before May 31, 1997 to $350,000 if such final payment is paid after May 31, 1998 and on or before July 31, 1998 (and assuming all Periodic Payments coming due prior to the final payment has been made), and in such event the Plaintiffs shall waive the enforceability of the Judgment Amount against the Company and no further payments shall be required of the Company. In addition, the Company has agreed that upon the execution of a Joint Venture Agreement, the Company shall pay the final payment within 90 days after the earlier of the date such joint venture is signed or effective date of a Joint Venture Agreement.

The Company has also agreed to issue 433,334 shares of its common stock to the Plaintiffs. The Company has agreed to register such shares for resale pursuant to a Registration Statement to be filed with the Securities and Exchange Commission. Also, the Company has agreed to issue to the Plaintiffs, from time to time until the payments referred to above have been completed, .025 shares of its common stock for each share issued in excess of 24,000,000 of the Company's outstanding shares. Amendment No. 2 also provides that the Company reimburse Plaintiffs for attorneys' fees and costs incurred in connection with the preparation and negotiation of Amendment No. 2.


                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        BRUSH CREEK MINING AND
                                                         DEVELOPMENT CO., INC.


                Dated: June 10, 1997                       /s/ James S. Chapin
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                                                               James S. Chapin
                                                       Chief Executive Officer